EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K of The Wet Seal, Inc. for the period ended January 31, 2004, I, Joseph E. Deckop, Executive Vice President and Interim Chief Financial Officer of The Wet Seal, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	This Form 10-K for the period ended January 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-K for the period ended January 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of The Wet Seal, Inc.

Date: March 26, 2004	/s/ JOSEPH E. DECKOP
Joseph E. Deckop
Executive Vice President and
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)